UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

DUKE ENERGY FLORIDA, LLC

(Exact Name of Registrant as Specified in its Charter)

Florida	001-3274	59-0247770
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

299 First Avenue North, St. Petersburg, Florida 33701

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:

None

Item 8.01. Other Events.

On December 2, 2021, Duke Energy Florida, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated November 29, 2021 (the “Underwriting Agreement”), with BofA Securities, Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc. and Truist Securities, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $650,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 2.40% Series due 2031 and $500,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 3.00% Series due 2051 (collectively, the “Sustainability Bonds”). The Sustainability Bonds were sold to the Underwriters at discounts to their principal amounts. The Sustainability Bonds were issued under the Indenture, dated as of January 1, 1944, as amended and supplemented from time to time, including by the Fifty-Eighth Supplemental Indenture, dated as of November 1, 2021 (the “Supplemental Indenture”), each between the Company and The Bank of New York Mellon, as successor Trustee, relating to the Sustainability Bonds (collectively, the “Mortgage”).

The foregoing disclosure is qualified in its entirety by the provisions of the Mortgage, the Supplemental Indenture, together with the forms of global bonds evidencing the Sustainability Bonds included therein, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Sustainability Bonds, the Company is filing a legal opinion regarding the validity of the Sustainability Bonds as Exhibit 5.1 to this Current Report on Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3 (No. 333-233896-05).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 4.1	Fifty-Eighth Supplemental Indenture, dated as of November 1, 2021, between the Company and The Bank of New York Mellon, as successor Trustee

Exhibit 5.1	Opinion regarding validity of the Sustainability Bonds

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Underwriting Agreement, dated November 29, 2021, among the Company and BofA Securities, Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc. and Truist Securities, Inc., as representatives of the several underwriters named therein

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY FLORIDA, LLC

Date: December 2, 2021	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Assistant Secretary

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